Dessauer & McIntyre
Asset Management, Inc.

                           [LOGO]  The Dessauer
                                   Global Equity Fund

                                   A no-load growth fund

                                   [GRAPHIC]

                                   Semi-Annual Report
                                   September 30, 1999





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                        The Dessauer Global Equity Fund
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Dear Shareholder,

I am pleased to be able to update you on the performance of The Dessauer Global Equity Fund for the first six months of our fiscal year, from April 1 to September 30, 1999. As of September 30, 1999 the Net Asset Value of the Fund was $15.66. The return for this 6 month period was 4.61%. By comparison, the S & P 500 Index was up 0.36% and the Lipper Global Fund Index showed a return of 5.82% for the same period.

For the 9 month period ending September 31, 1999, your Fund's return was 10.83%, compared with 8.52% for the Lipper Global Fund Index, and 5.36% for the S & P 500 Index. This trend of out-performance has continued into the month of November. As of November 5, 1999 the Net Asset Value had reached $16.70 and the year to date return had reached a positive 18.19%.

These results have not gone unnoticed. The Wall Street Journal on September 14, 1999 listed the Fund as the ninth best performing global equity fund out of a total of 229 Funds for the 12 months ending September 9, 1999.

Shareholders in the Fund have benefited from the fact that our methodology of combining value investing with a global perspective has proven successful. This combined with the conversion of the Fund to open-end status, which closed the discount relationship, has given you the shareholders a solid return so far in 1999.

The mission of all of us here at Dessauer & McIntyre Asset Management, Inc. (DAMCo.) is to pick stocks which over the long run are poised to benefit if not propel the growth in the global economy. In order to do this one must make the distinction between information versus knowledge. In order to invest successfully one not only must have access to information (stock prices, earnings reports, business strategies etc.) but one must also have the experience to know what it means. Only when information leads to knowledge is it possible to make correct long term investment decisions.

This clearly has been a very selective market when it comes time to pick stocks. Most stocks have been declining since April 1998. Many people think just the opposite and that most stocks have been on the rise. In fact over four million day traders erroneously think they can make a living by furiously trading their accounts. By most estimates nearly 75% of all such trading ends in losses. Hopefully, the recent stock market correction and the debacle which occurred in the Internet stocks should remind people that making money in the stock market requires a long-term horizon as well as a consistent approach.

At DAMCo. we follow an investment strategy that is the opposite of conventional wisdom. We have a global value outlook in which we identify industries that will lead the world economy over the next several years. Within those industries we look carefully at the most promising companies. We then buy the cream of the crop. After we make our final selections we continually update the holdings for above average gains.

One of the Fund's largest holdings is Scientific Atlanta (NYSE, SFA). Our research identified this company and more importantly the cable industry as an important one when it came to tapping the power of the Internet. This investment in Scientific Atlanta led us to our investment in Time Warner (NYSE, TWX) which among other businesses is the second largest cable company in the United States and the largest customer of Scientific Atlanta. Today it seems so logical to own these shares but it was not nearly as clear some two to three years ago.

Our experience with Scientific Atlanta illustrates how our portfolio decisions about which companies to buy are based upon careful, long-term analysis. That analysis includes looking

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                        The Dessauer Global Equity Fund
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closely at what is happening in the world and determining if a company is positioned to exploit it. Quarterly earnings and technical trading signals do not provide the answers to our questions.

At DAMCo. we do not focus on short-term performance. Neither do we try to call the market. We are only interested in the long-term outlook for individual stocks. We use fundamental analysis, not tea leaves or the opinions of others, to select companies for the Fund. This analysis includes taking a close look at a company's balance sheet and getting to know management. The next step is patience to allow the good investment ideas time to take hold and flourish.

The results for so far have been good. The outlook for the earnings for our companies is excellent. We believe the pent up fears over the year 2000 issues and monetary policy are overblown. We expect these fears may soon be followed by optimism about the outlook for growth in the world. This growth is occurring beneath the backdrop of very modest inflation pressures.

I for one am not concerned about the recent fears of an over heating economy. I have said for many years that the primary risk to the global economy (and the stock markets) is from deflation, and not from a seventies-like inflationary surge. It is clear to me that productivity--not employment numbers--is the real key to understanding the outlook for the world's economy, the markets, future Fed actions and most importantly which stocks we want to own.

Productivity growth comes primarily from new technology of which the Internet is a big contributor. In addition to the Internet, advances in communications and computers have also created an environment in which the economy is growing faster than previously estimated and that inflation is actually lower than previously reported.

The Fund's portfolio has many companies both in Europe and in the United States who will lead this trend for years to come. It is no wonder that the Fund lists as several of its largest holdings such names as LSI Logic, Philips Electronics, Cable & Wireless, Qwest Communications and MCI Worldcom just to name a few. This is the best of all worlds for selective stock investing and I remain quite optimistic about the prospects for the Fund's portfolio.

On behalf of everyone here at DAMCo., I would like to thank you for your continued support and remind you once again that I remain the Fund's largest shareholder at some 43,000 shares owned personally.



Sincerely,


/s/ Thomas P. McIntyre

Thomas P. McIntyre, CFA

Chairman, President & Chief Executive Officer

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                        The Dessauer Global Equity Fund
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Past performance of the Fund or Indexes is not predictive of future performance.
Fund share values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Fund's total return for the period from October 1, 1998 through September 30, 1999 was 46.07%. The Fund's annualized return from inception on May 30, 1997 through September 30, 1999 was 13.48%.

The Lipper Global Fund Index is composed of the 30 largest funds in the global equity objective. Lipper defines a global equity fund as a fund that invests at least 25% of its portfolio in securities traded outside the United States and that may own U.S. securities as well. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses.

The ranking described, appearing in the Wall Street Journal, used as its source Lipper Inc., an independant mutual fund performance tracking company. The rankings, based on Total Return, take into consideration changes in the NAV, and the accumulation and reinvestment of distributions. Fees of the Fund have been subsidized by the Advisor during the year which increased Fund performance.

The Fund is distributed by First Fund Distributors, Inc., 4455 E. Camelback Rd., Suite 261E, Phoenix, AZ 85018.

--------------------------------------------------------------------------------

                       IMPORTANT NOTICE FOR SHAREHOLDERS

                              1. Investment Hotline

Fund Portfolio Manager, Tom McIntyre, President of Dessauer & McIntyre Asset Management, Inc. records and regularly updates an investment hotline which discusses the latest developments in the Fund's portfolio, as well as investment, economic and financial news. To hear his free report, call 1-800-560-0086. Press #5 on the main menu.

                                   2. Website

Visit the website of Dessauer & McIntyre, Investment Advisors to the Fund. For more information: www.dessauerandmcintyre.com

                  3. Annual Shareholders Conference on Cape Cod

Dessauer & McIntyre are planning to hold a conference on Cape Cod, home to the company, in September of 2000 for Fund shareholders. Investment speakers, plus social events, will be part of a gala weekend. For information, call 1-800-698-6411, or e-mail desscinty@capecod.net.

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

PORTFOLIO OF INVESTMENTS BY INDUSTRY at September 30, 1999 (unaudited)
---------------------------------------------------------------------------------------

Equity Securities (100.6%)                                     Shares           Value
---------------------------------------------------------------------------------------
Consumer Services: (11.7%)
Cendant Corporation (United States)*.......................... 410,000    $   7,277,500
                                                                          -------------

Entertainment: (11.1%)
Pixar, Inc. (United States)*..................................  37,862        1,424,558
Time Warner Inc. (United States)..............................  90,000        5,467,500
                                                                          -------------
                                                                              6,892,058
                                                                          -------------

Financial Services: (17.4%)
AXA ADR (France)..............................................  37,862        2,416,068
Citigroup Inc. (United States)................................  89,367        3,932,148
Countrywide Credit Industries, Inc. (United States)...........  56,793        1,831,574
SEI Investments Company (United States).......................  30,000        2,678,438
                                                                          -------------
                                                                             10,858,228
                                                                          -------------

Health & Personal Care: (14.2%)
Bally Total Fitness Holding Corporation  (United States)*.....  90,000        2,750,625
Elan Corporation Plc ADR (Ireland)*...........................  75,724        2,541,487
Glaxo Wellcome Plc ADR (United Kingdom).......................  28,396        1,476,592
Novartis AG ADR (Switzerland).................................  28,396        2,104,318
                                                                          -------------
                                                                              8,873,022
                                                                          -------------

Hotel / Gaming: (6.3%)
Hilton Hotels Corporation (United States)..................... 100,000          987,500
Park Place Entertainment Corporation (United States)*......... 236,635        2,957,938
                                                                          -------------
                                                                              3,945,438
                                                                          -------------
Natural Resources: (4.6%)
Enron Corporation (United States).............................  70,000        2,883,125
                                                                          -------------

Technology: (18.6%)
Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)  20,000        2,020,000
LSI Logic Corporation (United States)*........................  80,000        4,120,000
Scientific-Atlanta, Inc. (United States)...................... 110,000        5,424,375
                                                                          -------------
                                                                             11,564,375
                                                                          -------------
Telecommunications Services: (16.7%)
Cable & Wireless Plc ADR (United Kingdom).....................  37,862        1,254,179
MCI WorldCom, Inc. (United States)*...........................  56,793        4,081,997
Qwest Communications International Inc. (United States)*...... 170,378        5,036,799
                                                                          -------------
                                                                             10,372,975
                                                                          -------------
Total Equity Securities
  (Identified Cost $40,158,509)...............................               62,666,721
                                                                          -------------

See accompanying notes to financial statements.

4
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PORTFOLIO OF INVESTMENTS BY INDUSTRY at September 30, 1999
(unaudited) (continued)

-----------------------------------------------------------------------------------------

Short-Term Investments (0.7%)                                  Amount           Value
-----------------------------------------------------------------------------------------
Repurchase Agreement (0.7%)
  Investors Bank and Trust Company Repurchase
  Agreement, 4.60%, due 10/01/99, (Collateralized
  by $489,769 Federal National Mortgage Corporation
  ARM #391575, 7.038%, due 06/01/2027) (Proceeds $466,420)
  (Cost $466,360)...........................................  $466,360    $     466,360
                                                                          -------------

Total Investments 101.3%
  (Cost $40,624,869**)......................................                 63,133,081
                                                                          -------------

Liabilities in excess of other assets (1.3%)................                   (841,285)
                                                                          -------------

Net Assets 100.0%...........................................                $62,291,796
                                                                          =============

**Cost for federal income tax purposes is the same.

       Net unrealized appreciation consists of:
         Gross unrealized appreciation......................                $23,868,260
                                                                          -------------
         Gross unrealized depreciation......................                 (1,360,048)
                                                                          -------------
           Net unrealized appreciation......................                $22,508,212
                                                                          =============

* Non-income producing security.

See accompanying notes to financial statements.

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                        The Dessauer Global Equity Fund
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PORTFOLIO OF INVESTMENTS BY COUNTRY at September 30, 1999 (unaudited)
--------------------------------------------------------------------------------
                                                                  Percent of
Country                                                           Net Assets
--------------------------------------------------------------------------------
France............................................................       3.9%
Ireland...........................................................       4.1
Netherlands.......................................................       3.2
Switzerland.......................................................       3.3
United Kingdom....................................................       4.4
United States.....................................................      82.4
Liabilities in excess of other assets.............................      (1.3)
                                                                     -------
Net Assets........................................................     100.0%
                                                                     =======

See accompanying notes to financial statements.

6
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                        The Dessauer Global Equity Fund
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

STATEMENT OF ASSETS AND LIABILITIES at September 30, 1999 (unaudited)
------------------------------------------------------------------------------------------
ASSETS

Investments in securities, at value (cost $40,624,869)....................  $63,133,081
Receivable for dividends and interest.....................................       15,901
Prepaid expenses..........................................................       21,753
Other assets..............................................................      209,161
                                                                            -----------
   Total assets...........................................................   63,379,896
                                                                            -----------

LIABILITIES

Due to advisor............................................................       42,232
Loan payable..............................................................    1,000,000
Accrued expenses..........................................................       45,868
                                                                            -----------
   Total liabilities......................................................    1,088,100
                                                                            -----------

NET ASSETS................................................................  $62,291,796
                                                                            ===========

Net asset value per share
   ($62,291,796/3,976,512 shares outstanding; 50,000,000
   shares authorized, $0.01 par value)....................................       $15.66
                                                                            ===========

SOURCE OF NET ASSETS

Paid-in capital...........................................................  $37,704,208
Net investment loss.......................................................     (319,989)
Undistributed net realized gain on investments and foreign currency.......    2,399,365
Net unrealized appreciation on investments................................   22,508,212
                                                                            -----------
     Net assets...........................................................  $62,291,796
                                                                            ===========

See accompanying notes to financial statements.

                                                                               7
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                        The Dessauer Global Equity Fund
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

STATEMENT OF OPERATIONS (unaudited)
------------------------------------------------------------------------------------------
                                                                           For the
                                                                         Year Ended
                                                                     September 30, 1999
------------------------------------------------------------------------------------------

INVESTMENT INCOME

Income
Dividends (net of foreign withholding tax of $9,436)....................... $   316,862
Interest...................................................................      26,381
                                                                           ------------
   Total investment income.................................................     343,243

Expenses
Advisory fees..............................................................     286,673
Shareholder service fee....................................................      79,740
Legal fees.................................................................      61,181
Administration fees........................................................      38,223
Accounting fees............................................................      27,124
Transfer agent fees........................................................      23,347
Reports to shareholders....................................................      23,176
Trustees' fees.............................................................      17,414
Custodian fees.............................................................      15,191
Auditing fees..............................................................      14,672
Registration fees..........................................................      17,250
Insurance..................................................................       4,444
Miscellaneous..............................................................      91,417
                                                                           ------------
   Total expenses..........................................................     699,852
   Less: Expenses reimbursed...............................................     (62,590)
                                                                           ------------
   Net expenses before interest and commitment fee.........................     637,262
                                                                           ------------
   Interest expense........................................................      20,550
   Commitment fee on credit line...........................................       5,420
                                                                           ------------
   Net expenses............................................................     663,232
                                                                           ------------
     Net investment loss...................................................    (319,989)
                                                                           ------------


REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain on investments and foreign currency......................   4,751,565
Net unrealized gain on investments and foreign currency....................     891,829
                                                                           ------------
   Net realized and unrealized gain on investments and foreign currency....   5,643,394
                                                                           ------------
   Net Increase in Net Assets Resulting from Operations.................... $ 5,323,405
                                                                           ============

See accompanying notes to financial statements.

8
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                        The Dessauer Global Equity Fund
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

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------
                                                              For the            For the
                                                         Six Months Ended      Year Ended
                                                        September 30, 1999*  March 31, 1999
----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss.......................................      ($319,989)        ($261,447)
Net realized gain on investments and foreign currency.....      4,751,565            14,571
Net unrealized appreciation on investments
  and foreign currency....................................        891,829         8,169,677
                                                            -------------     -------------
  Net increase in net assets resulting from operations....     $5,323,405        $7,922,801
                                                            -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income................................              0          (143,995)
From realized gains on investments........................              0                 0
                                                            -------------     -------------
  Total distributions to shareholders.....................              0          (143,995)
                                                            -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.................................      1,666,761                 0
Proceeds from reinvestment of distributions...............              0                 0
Cost of shares redeemed...................................    (35,284,273)                0
                                                            -------------     -------------
  Net decrease from capital share transactions............    (33,617,512)                0
                                                            -------------     -------------
  Net increase (decrease) in net assets...................    (28,294,107)        7,778,806
                                                            -------------     -------------

NET ASSETS
Beginning of period.......................................     90,585,903        82,807,097
                                                            -------------     -------------
End of period
  (including undistributed net investment income
    (loss) of ($319,989) and $0, respectively)............    $62,291,796       $90,585,903
                                                            =============     =============

CHANGES IN SHARES
Shares sold...............................................        102,728                 0
Shares reinvested from distributions......................              0                 0
Shares redeemed...........................................     (2,176,420)                0
                                                            -------------     -------------
Net decrease..............................................     (2,073,692)                0
                                                            =============     =============

*Unaudited.

See accompanying notes to financial statements.

                                                                               9
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                        The Dessauer Global Equity Fund
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

FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period
--------------------------------------------------------------------------------------------
                                    For the Six Months     For the Year       May 30, 1997*
                                           Ended               Ended               to
                                    September 30, 1999/\  March 31, 1999     March 31, 1998
--------------------------------------------------------------------------------------------
Net asset value, beginning of period....        $14.97            $13.69             $11.88
                                         -------------     -------------     --------------
INCOME FROM INVESTMENT OPERATIONS

   Net investment income (loss).........         (0.04)            (0.05)              0.10
   Net realized and unrealized gain
     on investments.....................          0.73              1.35               1.90**
                                         -------------     -------------     --------------

Total from investment operations........          0.69              1.30               2.00
                                         -------------     -------------     --------------

LESS DISTRIBUTIONS

   Dividends from net investment income.          0.00             (0.02)             (0.06)
   Distributions from net realized gains          0.00              0.00              (0.13)
                                         -------------     -------------     --------------
Total distributions.....................          0.00             (0.02)             (0.19)
                                         -------------     -------------     --------------
Net asset value, end of period..........        $15.66            $14.97             $13.69
                                         =============     =============     ==============
Initial offering price..................           N/A            $12.50             $12.50
New York Stock Exchange closing price,
   end of period........................           N/A            $14.13             $12.50
Total investment return+++..............           N/A             13.20%/1/           1.76%+/1/

Total return............................          4.61%+            9.54%/2/          17.27%+/2/

Net assets, end of period (thousands)...       $62,292           $90,586            $82,807


RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets:
     Before expense reimbursement.......          1.83%++           1.43%              1.54%++
     After expense reimbursement........          1.67%++            N/A                N/A

Ratio of net investment income (loss) to
   average net assets:
     Before expense reimbursement.......         (1.00%)++         (0.32%)             0.99%++
     After expense reimbursement........         (0.84%)++           N/A                N/A
Portfolio turnover rate.................          3.20%+           51.68%             74.47%+

See accompanying notes to financial statements.

10
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                        The Dessauer Global Equity Fund
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

FINANCIAL HIGHLIGHTS (continued)
for a capital share outstanding throughout the period
----------------------------------------------------------------------------------------------------------------
                                                      For the Six Months    For the Year     May 30, 1997*
                                                           Ended              Ended             to
                                                     September 30, 1999/\   March 31, 1999   March 31, 1998
----------------------------------------------------------------------------------------------------------------

BANK LOANS

Amount outstanding at end of the period (000s omitted)...       $1,000               --                 --
Average amount of bank loans outstanding during
   the period (daily average) (000s omitted).............          $71               --                 --
Average number of shares outstanding during
   the period (daily average) (000s omitted).............        4,758               --                 --
Average amount of debt per share during the period.......        $0.01               --                 --




/\ Unaudited.
*  Commencement of the Fund.
** Includes the impact of a $330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997.
+  Not annualized.
++ Annualized.
+++Does not reflect sales charges.
/1/Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by participants in the Fund's dividend reinvestment plan.

/2/Based on net asset value per share and including the reinvestment of dividends and distributions.


See accompanying notes to financial statements.

                                                                              11
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                        The Dessauer Global Equity Fund
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Notes to Financial Statements (unaudited)

Note 1 -- Organization

The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation. On April 22, 1999 the Fund ceased to operate as a closed-end fund. Effective April 29, 1999 the Fund commenced operations as an open-end fund.

Note 2 -- Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a primary exchange
   ------------------
are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

B. Security Transactions, Dividends and Distributions. As is common in the
   --------------------------------------------------
industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized

12
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                        The Dessauer Global Equity Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (unaudited)(continued)

gains and losses from security transactions are calculated using the specific identification method.

C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 1999, the Fund decreased paid-in capital by $194,855 due to the Fund experiencing a net investment loss during the year. Net realized loss and net assets were not affected by this change.

Note 3 -- Investment Advisory Fee and Other Transactions with Affiliates

The Fund entered into an Investment Advisory Agreement with Dessauer & McIntyre Asset Management, Inc. ("Dessauer") pursuant to which the Investment Adviser is responsible for providing investment advisory services to the Fund (the "Advisory Agreement"). Effective June 27, 1998 the Fund pays Dessauer a monthly fee at an annual rate of 0.75% of its average weekly net asset value of the Fund. Prior to June 27, 1998, the Fund paid Dessauer fees at an annual rate of 0.60% of its average weekly net assets. For the six months ended September 30, 1999, the Fund paid $286,673 to Dessauer in such fees. The Fund is responsible for its own operating expenses.

Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives

                                                                              13
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                        The Dessauer Global Equity Fund
--------------------------------------------------------------------------------

Notes To Financial Statements (unaudited)(continued)

an annual fee equal to 0.10% of average net assets. For the six months ended September 30, 1999, the Fund paid $38,223 in such fees.

Certain officers of the Fund are also officers and/or Trustees of the Investment Advisor and the Administrator.

Note 4 -- Concentration of Risk
The Fund invests a substantial portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

Note 5 -- Line of Credit
The Fund has a $10 million committed line of credit with a bank effective April 29, 1999, to be renewed annually. The interest rate on the line of credit at September 30, 1999, is 8.25% and is revised from time to time.

Note 6 -- Purchases and Sales of Securities
The cost of purchases and the proceeds from sales of securities, excluding U. S. Government obligations and short-term investments, for the six months ended September 30, 1999, were $2,387,646 and $32,670,602 respectively.

Note 7 -- Year 2000 Issue
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems it uses and those used by the Fund's brokers and other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue."

The Fund has assessed its computer systems and the systems compliance issues of its brokers and major 2000 issue with respect to the computer systems it uses and has obtained satisfactory assurances that comparable steps are being taken by its brokers and other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to address all Year 2000 issues. The inability of the Fund or its third party providers to timely complete all necessary procedures to address the Year 2000 issue could have a materially adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to this issue. For the six months ended September 30, 1999, the Fund incurred no significant Year 2000 related expenses and does not expect to incur significant Year 2000 expenses in the future.

The Fund is in the process of establishing a contingency plan to address recovery from unavoidable Year 2000 problems, if any.

This material is authorized when preceded or accompanied by a prospectus for The Dessauer Global Equity Fund, which you should read carefully before you invest. The Prospectus contains more information, including the potential volatility, political, economic and currency risks associated with foreign investing and the Fund's ongoing fees and expenses.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, Arizona
85018.

For more information, please call 1-800-560-0086

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